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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


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         Date of Report (Date of earliest event reported): May 13, 2007



                             ADEPT TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)



     California                     0-27122                   94-2900635
   (State or other                (Commission              (I.R.S. Employer
    jurisdiction                  file number)          Identification Number)
  of incorporation)


                3011 Triad Drive                       94550
                 Livermore, CA                       (Zip Code)
   (Address of principal executive offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (925) 245-3400

                                      None
          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))
|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01 Entry into a Material Definitive Agreement.

Crosslink Settlement Agreement
------------------------------

         On May 13, 2007, Adept Technology, Inc. (the "Company" or "Adept") entered into a Settlement Agreement ("Settlement Agreement") with Crosslink Ventures IV, L.P., Offshore Crosslink Omega Ventures IV (a Cayman Islands Unit Trust), Crosslink Omega Ventures IV GmbH & Co. KG, Omega Bayview IV, L.L.C., and Crosslink Crossover Fund IV, L.P. (collectively, "Crosslink"), effecting a mutual waiver and release of claims between the parties.

         As part of the Settlement Agreement, Crosslink waived and released all claims that Crosslink has or may have against Adept, and Adept waived all claims that it has or may have against Crosslink, arising out of or relating to the Stock Purchase Agreement, dated as of June 9, 2006 (the "Stock Purchase Agreement") between Adept and Crosslink, Crosslink's purchase of shares thereunder, Adept's restatement of certain financial statements for fiscal periods of 2006, and any other matters. Additionally, Crosslink agreed to the termination of the survival of the representations and warranties and certain covenants of the Stock Purchase Agreement, and the indemnification obligations related thereto provided in the Stock Purchase Agreement and a covenant not to sue Adept on the matters released by the Settlement Agreement.

         Crosslink will continue to have rights to designate a director nominee for election to the Board of Directors of Adept. Charles H. Finnie, a General Partner of Crosslink, will continue to serve on Adept's Board of Directors.

         Under the terms of the Settlement Agreement, in lieu of paying a cash amount, Adept agreed to issue to Crosslink 225,000 shares of the Company's common stock and entered into a Registration Rights Agreement granting Crosslink certain registration rights with respect to such shares under the Securities Act of 1933, as amended.

Item 3.02 Unregistered Sales of Equity Securities

         Pursuant to the Settlement Agreement described above, on May 14, 2007, Adept is issuing and aggregate of 225,000 shares of the Company's common stock to the Crosslink Entities identified above in a transaction pursuant to an exemption from registration under the Securities Act of 1933, as amended. All of the entities receiving shares pursuant to the Settlement Agreement are "accredited investors" as that term is defined in Rule 501(a) of Regulation D.

         The issuance of the shares of common stock in connection with the Settlement Agreement is not registered under the Securities Act of 1933, as amended, in reliance on the exemption set forth pursuant to Section 4(2) of the Securities Act and the safe harbor provided pursuant to Regulation D promulgated thereunder.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     ADEPT TECHNOLOGY, INC.



Date:  May 14, 2007                                  By:    /s/Steven L. Moore
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                                                     Steven L. Moore
                                                     Vice President of Finance
                                                     and Chief Financial Officer